Equity Investor Presentation First Quarter 2022

FARMER MAC Forward-Looking Statements In addition to historical information, this presentation includes forward- looking statements that reflect management’s current expectations for Farmer Mac’s future financial results, business prospects, and business developments. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate, or imply future results, performance, or achievements. Management’s expectations for Farmer Mac’s future necessarily involve assumptions, estimates, and the evaluation of risks and uncertainties. Various factors or events, both known and unknown, could cause Farmer Mac’s actual results to differ materially from the expectations as expressed or implied by the forward- looking statements. Some of these factors are identified and discussed in Farmer Mac’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 28, 2022 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 9, 2022. These reports are also available on Farmer Mac’s website (www.farmermac.com). Considering these potential risks and uncertainties, no undue reliance should be placed on any forward- looking statements expressed in this presentation. Any forward-looking statements made in this presentation are current only as of March 31, 2022, except as otherwise indicated. Farmer Mac undertakes no obligation to release publicly the results of revisions to any such forward-looking statements that may be made to reflect new information or any future events or circumstances, except as otherwise mandated by the SEC. The information in this presentation is not necessarily indicative of future results. NO OFFER OR SOLICITATION OF SECURITIES This presentation does not constitute an offer to sell or a solicitation of an offer to buy any Farmer Mac security. Farmer Mac securities are offered only in jurisdictions where permissible by offering documents available through qualified securities dealers. Any investor who is considering purchasing a Farmer Mac security should consult the applicable offering documents for the security and their own financial and legal advisors for information about and analysis of the security, the risks associated with the security, and the suitability of the investment for the investor’s particular circumstances. Copyright © 2022 by Farmer Mac. No part of this document may be duplicated, reproduced, distributed, or displayed in public in any manner or by any means without the written permission of Farmer Mac. 02

FARMER MAC Use of Non-GAAP Financial Measures This presentation is for general informational purposes only, is current only as of March 31, 2022 and should be read in conjunction with Farmer Mac’s Quarterly Report on Form 10-Q filed with the SEC on May 9, 2022. In the accompanying analysis of its financial information, Farmer Mac uses the following non-GAAP financial measures: core earnings, core earnings per share, and net effective spread. Farmer Mac uses these non-GAAP measures to measure corporate economic performance and develop financial plans because, in management's view, they are useful alternative measures in understanding Farmer Mac's economic performance, transaction economics, and business trends. The non-GAAP financial measures that Farmer Mac uses may not be comparable to similarly labeled non-GAAP financial measures disclosed by other companies. Farmer Mac's disclosure of these non- GAAP financial measures is intended to be supplemental in nature and is not meant to be considered in isolation from, as a substitute for, or as more important than, the related financial information prepared in accordance with GAAP. Core earnings and core earnings per share principally differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding the effects of fair value fluctuations. These fluctuations are not expected to have a cumulative net impact on Farmer Mac's financial condition or results of operations reported in accordance with GAAP if the related financial instruments are held to maturity, as is expected. Core earnings and core earnings per share also differ from net income attributable to common stockholders and earnings per common share, respectively, by excluding specified infrequent or unusual transactions that Farmer Mac believes are not indicative of future operating results and that may not reflect the trends and economic financial performance of Farmer Mac's core business. Farmer Mac uses net effective spread to measure the net spread Farmer Mac earns between its interest-earning assets and the related net funding costs of these assets. Net effective spread differs from net interest income and net interest yield because it excludes: (1) the amortization of premiums and discounts on assets consolidated at fair value that are amortized as adjustments to yield in interest income over the contractual or estimated remaining lives of the underlying assets; (2) interest income and interest expense related to consolidated trusts with beneficial interests owned by third parties, which are presented on Farmer Mac's consolidated balance sheets as “Loans held for investment in consolidated trusts, at amortized cost;” and (3) beginning January 1, 2018, the fair value changes of financial derivatives and the corresponding assets and liabilities designated in a fair value hedge relationship. Net effective spread also principally differs from net interest income and net interest yield because it includes: (1) the accrual of income and expense related to the contractual amounts due on financial derivatives that are not designated in hedge relationships; and (2) the net effects of terminations or net settlements on financial derivatives. 03

FARMER MAC

*Financing Rural America®*

# Investment Highlights

| | |
|---|---|
| Quality Assets | •90-Day delinquencies of only 0.23% across all lines of business<br>•Cumulative Agricultural Finance Mortgage Loans lifetime losses of only 0.11% |
| Funding Advantage | •Issue at narrow, Government Sponsored Enterprise (GSE) spreads to U.S. Treasuries<br>•E.g., 10-year U.S. Treasury +0.60% as of March 31, 2022 |
| Growth Prospects | •Ag productivity must double to meet expected global demand<br>•6.0% share of an ~$302 billion and growing U.S. ag mortgage market |
| Operational Efficiency | •Overhead / outstanding business volume ~35 bps<br>•~$700,000 earnings per employee in 2021 |
| Quality, Recurring Earnings | •Greater than 90% of total revenues is recurring net effective spread and fees<br>•Outstanding business volume CAGR of 10% (2000 to 2021) |
| Strong Returns, Responsible Growth | •Core earnings ROE ~16% in 2021 and consistent net effective spread<br>•Increased quarterly dividend payments for 11 consecutive years |

04

FARMER MAC Farmer Mac initially chartered by Congress as an instrumentality of the United States Initial public offering First listed on NASDAQ (FAMCU & FAMCL) First major charter revision and expansion of authority (direct loan purchases) First listed on NYSE (AGM & AGM.A) Second major charter revision and expansion of authority (Rural Utilities) A Mission-Driven, For-Profit Company Our Mission Farmer Mac is committed to help build a strong and vital rural America by increasing the availability and affordability of credit for the benefit of American agricultural and rural communities Our Stakeholders • Farmers, ranchers and rural communities • Employees • Stockholders • Financial Institutions & Cooperatives • Congress • Regulators Our Corporate Social Responsibility • To help create sustainable, vibrant rural American communities • We achieve this by conducting our business – With absolute integrity – By holding ourselves to high ethical standards – By promoting a diverse, respectful, and inclusive culture – By adopting an Environmental, Social, Governance (ESG) policy statement 05 1987 1988 1996 1999 2008

FARMER MAC Aparna Ramesh Executive Vice President – Chief Financial Officer & Treasurer • 20+ years of experience in mission-oriented finance roles • Joined Farmer Mac in January 2020 from Federal Reserve Bank of Boston, where she previously served as Senior Vice President and Chief Financial Officer • Prior experience includes roles spanning product management, asset-liability management and profitability within Cambridge Savings Bank and M&T Bank Bradford T. Nordholm President & Chief Executive Officer • 40+ years of agricultural and energy finance experience • Joined Farmer Mac in October 2018 from Starwood Energy Group, a leading private investment firm where he served as CEO and later as Vice Chairman • Prior experience includes CEO of US Central and management positions at National Cooperative and within the Farm Credit System Executive Leadership 06 Zachary N. Carpenter Executive Vice President – Chief Business Officer • 15+ years of experience in agribusiness banking, capital markets, finance, and corporate strategy • Joined Farmer Mac in May 2019 from CoBank, where he previously served as Managing Director and Sector Vice President of its Corporate Agribusiness Banking Group • Prior experience includes Executive Director in CoBank’s Capital Markets division and Vice President in Finance and Corporate Strategy at Goldman Sachs

FARMER MAC U.S. Agricultural Balance Sheet 07 Investments, $102,907,291 Inventories, $184,948,454 Real Estate $2,693,379,619 Machinery & Vehicles, $289,097,805 $3,270,333,169 Real Estate, $301,704,260 Nonreal Estate, $152,616,292 $454,320,552 $18,116,355 $0 $500,000,000 $1,000,000,000 $1,500,000,000 $2,000,000,000 $2,500,000,000 $3,000,000,000 Farm Sector Assets 2021 Forecast Farm Sector Debt 2021 Forecast Farmer Mac $ i n t h o u s a n d s Ag Real Estate Debt-to-Asset Ratio: 11.2% (1) (2) Farmer Mac Market Share: 6.0%

FARMER MAC
*Financing Rural America*®

# Central to a Large Addressable Ag Mortgage Market [3]


FARMER MAC
(FCS Secondary Market GSE)
$18.1 Billion
(6.0% Market Share)
Agricultural Finance Line of Business
(Farm & Ranch and Corporate AgFinance)
Farm Credit System (FCS)
(Cooperative GSE)
• Four FCS Banks
• 67 Retail Agricultural Credit Associations
Mortgage Financing
Addressable Agriculture Mortgage Market
$302 Billion
{Farmers & Ranchers}
Mortgage Financing
Non-FCS Ag Lenders
• Insurance Companies
• Ag Banks
• Non-Bank Lenders

08

FARMER MAC Farmer Mac’s Operating Model 09 Farmer Mac’s Regulatory/Congressional Oversight • Regulated by the Farm Credit Administration (FCA) through its Office of Secondary Market Oversight (OSMO) • Congressional oversight through Senate and House Agricultural Committees Operating model excludes issued agricultural mortgage-backed securities and long-term standby purchase commitment credit protection components of our business.

FARMER MAC

*Financing Rural America®*

# Growth Opportunities

### ***Broaden Farmer Mac's Market***

Evaluating opportunities not currently being pursued by Farmer Mac

- New lines of business
- New products

### ***Deepen Farmer Mac's Market***

Improving processes and operating practices

- Customer interaction
- Transaction processes
- Existing loan features and pricing



Broaden Farmer Mac's Market
Deepen Farmer Mac's Market
Renewable Energy, Project Finance
Securitization
Syndications
Rural Broadband
Timber
Loan Process Efficiency
Borrower Retention
= Relative Size of Volume Opportunity
= Broaden
= Deepen
= Both

## Securitization Update

- Closed $299.4 million agricultural mortgage-backed securitization transaction on Oct. 14, 2021
- **Exemplifies Farmer Mac's core mission** to lower costs for the end borrower and improve credit availability in rural America

10

FARMER MAC Lines of Business Line of Business Segment Spread Income Products Fee Income Products Volume ($ IN BILLIONS) Q1 Net Effective Spread (%) Agricultural Finance Farm & Ranch • Loans • AgVantage Securities • Guaranteed Securities • USDA • LTSPCs • Guaranteed Securities • Loans Serviced for Others $16.6 1.02% Corporate AgFinance • Loans • AgVantage Securities • Unfunded loan commitments $1.5 1.96% Rural Infrastructure Finance Rural Utilities • Loans • AgVantage Securities • LTSPCs • Unfunded Commitments • Guaranteed Securities $6.0 0.23% Renewable Energy • Loans • Unfunded Loan Commitments $0.1 1.69% Treasury Funding 0.28% Investments 0.00% $24.2 0.97% 11 AS OF MARCH 31, 2022

FARMER MAC Northwest 13% Southwest 31% Mid-North 27% Mid-South 16% Northeast 4% Southeast 9% By Geographic Region Crops 50% Permanent Plantings 22% Livestock 19% Part-time Farm 5% Ag. Storage and Processing 4% By Commodity Type Agricultural Finance Loan Portfolio Diversification 12 AS OF MARCH 31, 2022 Agricultural Update • USDA’s Farm Income and Wealth Statistics forecast estimate $136.2 billion for net cash incomes in 2022, in-line with 2021 incomes. • Agricultural incomes have the potential to be historic despite rising production expenses due to near- record price environment across most major commodities. (4)

FARMER MAC Treasury/Investments Segment Treasury segment includes the financial results of the company’s funding, liquidity, and capital allocation strategies and operations. Liquidity & Investment Portfolio Maintain investment portfolio to provide back-up source of liquidity in excess of regulatory requirements • $5.1 billion as of March 31, 2022 • Investments net effective spread of 0.00% Benefits from Asset-Liability Management Strategies Leverage a funds transfer pricing process to allocate interest expense to each segment, and allocate the costs and benefits of hedging strategies to the Treasury segment 13 Cash & Equiv. 17.3% Guar. by GSEs and U.S. Gov't Agencies 82.3% Asset-Backed Securities 0.4% Liquidity Portfolio AS OF MARCH 31, 2022

FARMER MAC $151.2 $168.6 $197.0 $220.7 $57.8$84.0 $93.7 $100.6 $113.6 $25.8 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2018 2019 2020 2021 YTD Q1 2022 C O R E E A R N IN G S $ IN M IL L IO N S N E T E F F E C T IV E S P R E A D $ I N M IL L IO N S Net Effective Spread & Core Earnings Net Effective Spread Core Earnings Growing, Recurring, High-Quality Earnings $19.7 $21.1 $21.9 $23.6 $24.2 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2018 2019 2020 2021 Q1 2022 $ I N B IL L IO N S Outstanding Business Volume Outstanding Business Volume 14 6.2% CAGR (2018-2021) 13.4% CAGR (2018-2020) 10.6% CAGR (2018-2021) CAGR is defined as Compound Annual Growth Rate Core earnings and net effective spread are non-GAAP measures. For more information on the use of these non-GAAP measures, please see page 3. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 28-29 of the Appendix.

FARMER MAC Quality Earnings Drives Strong Dividends $0.05 $0.10 $0.12 $0.14 $0.16 $0.26 $0.36 $0.58 $0.70 $0.80 $0.88 $0.95 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 $ P E R S H A R E Quarterly Dividend per Common Share 15 Increased quarterly dividend payments for 11 consecutive years

FARMER MAC Losses less likely even in default – Average portfolio LTV of 47% as of March 31, 2022 – Land values need to decline >53% to generate material losses across Agricultural Finance mortgage loans portfolio – “Stress scenario” losses of 17% to 48% – 1980s crisis saw land value declines of ~23% Farmer Mac Uses Proven, Rigorous Underwriting Industry-leading credit requirements – Total debt coverage ratio of at least 1.25x – LTVs average 40% to 45% on mortgages purchased – Minimum borrower net equity of 50% 16 Credits are less likely to default – Focus on repayment capacity through stressed inputs – Not a “lender of last resort” – Farm Credit Administration is our safety and soundness regulator (5)

FARMER MAC Credit Consistently Outperforms 17 1.11% 0.57% 0.23% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 1Q22 90-Day Delinquencies Industry 90-Day Delinquencies Farmer Mac 90-Day Delinquencies (Agricultural Finance Mortgage Loans Portfolio Only) Farmer Mac 90-Day Delinquences (Total Portfolio) -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 C H A R G E -O F F S A S % O F A S S E T S Agricultural Lender Charge-off Rates Banks Farm Credit System Farmer Mac Farmer Mac Average 0.02% Farm Credit System Average 0.11% Banks Average 0.19% All Commercial Banks Loans and Leases Average 0.96% (8) (6) (7) (8) (9) (10) (11)

FARMER MAC Historical Credit Losses Agricultural Finance Mortgage Loans have historical cumulative losses of 0.11%, or less than 1bp per year • Cumulative Agricultural Finance Mortgage Loan losses of $38 million on $33 billion of cumulative Agricultural Finance Mortgage Loans historical business volume Farmer Mac has not reported any credit losses to date in any products other than Agricultural Finance Mortgage Loans 18 -$2 $0 $2 $4 $6 $8 $10 $12 1995 & Prior 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 N E T L O S S / ( G A IN ) $ I N M IL L IO N S BY YEAR OF ORIGINATION Ag Storage & Processing Crops Permanent Plantings Livestock Part-Time Farm / Rural Housing

FARMER MAC Allowance for Losses – Quarterly 19 Farmer Mac recorded a $0.1 million release in its total allowance for losses in first quarter 2022. • $1.0 million release from the allowance for the Rural Infrastructure Finance portfolio was primarily due to a risk rating upgrade on a single loan related to the borrower’s successful securitization of a large payable incurred as a result of the artic freeze that struck Texas in February 2021. • $0.9 million provision to the allowance for the Agricultural Finance portfolio was primarily due to a risk rating downgrade on a single agricultural storage and processing loan.

FARMER MAC $545 $619 $681 $714 $744 $183 $197 $325 $487 $489 $728 $815 $1,006 $1,201 $1,233 13.4% 12.9% 14.1% 14.7% 15.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% $0 $200 $400 $600 $800 $1,000 $1,200 2018 2019 2020 2021 Q1 2022 T IE R 1 C A P IT A L R A T IO ( % ) C O R E C A P IT A L $ I N M IL L IO N S Statutory Minimum Core Capital Core Capital Amount Above Statutory Minimum Capital Tier 1 Capital Ratio Strong and Growing Equity Capital Base 20Statutory Minimum Core Capital defined as total stockholders’ equity less accumulated other comprehensive income.

FARMER MAC
*Financing Rural America*

# Securitization Transaction & Structure

On October 14, 2021, Farmer Mac closed a $299.4 million securitization of agricultural mortgage-backed securities

- Underlying mortgage pool consisted of 384 loans
- Loans underwritten to Farmer Mac's standards
- Acquired by Farmer Mac between July 2019 and December 2020
- Gross pool note rate of 3.48%
- Weighted Average life of 7.6 years

**Class A Tranche**

$277 million or 92.5% of pool

Farmer Mac Guaranteed P&I

- Trustee Fee: ~3 bps
- Farmer Mac Guarantee Fee: ~40 bps
- Farmer Mac Master Servicing Fee: ~20 bps (market rate)
- Excess Interest: ~67 bps Held by FM

**Class B Tranche**

$22.4 million or 7.5% of pool

- Trustee Fee: ~3 bps
- Farmer Mac Master Servicing Fee: ~20 bps (market rate)

21

FARMER MAC
Financing Rural America®

# Investment Highlights

| | |
|---|---|
| Quality Assets | •90-Day delinquencies of only 0.23% across all lines of business<br>•Cumulative Agricultural Finance Mortgage Loans lifetime losses of only 0.11% |
| Funding Advantage | •Issue at narrow, Government Sponsored Enterprise (GSE) spreads to U.S. Treasuries<br>•E.g., 10-year U.S. Treasury +0.60% as of March 31, 2022 |
| Growth Prospects | •Ag productivity must double to meet expected global demand<br>•6.0% share of an ~$302 billion and growing U.S. ag mortgage market |
| Operational Efficiency | •Overhead / outstanding business volume ~35 bps<br>•~$700,000 earnings per employee in 2021 |
| Quality, Recurring Earnings | •Greater than 90% of total revenues is recurring net effective spread and fees<br>•Outstanding business volume CAGR of 10% (2000 to 2021) |
| Strong Returns, Responsible Growth | •Core earnings ROE ~16% in 2021 and consistent net effective spread<br>•Increased quarterly dividend payments for 11 consecutive years |

22

Appendix

FARMER MAC

*Financing Rural America*

# Key Company Metrics

| ($ in thousands, except per share amounts) | YTD 2022 | 2021 | 2020 | 2019 | 2018 |
|---|---|---|---|---|---|
| Core Earnings | $25,761 | $113,570 | $100,612 | $93,742 | $84,047 |
| Core Earnings per Diluted Share | $2.37 | $10.47 | $9.33 | $8.70 | $7.82 |
| Net Effective Spread ($) | $57,839 | $220,668 | $196,956 | $168,608 | $151,195 |
| Net Effective Spread (%) | 0.97% | 0.98% | 0.93% | 0.91% | 0.91% |
| Guarantee & Commitment Fees | $4,557 | $17,533 | $19,150 | $21,335 | $20,733 |
| Core Capital Above Statutory Minimum | $488,700 | $486,800 | $325,400 | $196,700 | $182,600 |
| Common Stock Dividends per Share | $0.95 | $3.52 | $3.20 | $2.80 | $2.32 |
| Outstanding Business Volume | $24,243,410 | $23,614,463 | $21,929,095 | $21,117,942 | $19,724,525 |
| 90-Day Delinquencies | 0.23% | 0.20% | 0.21% | 0.29% | 0.14% |
| (Charge-Offs)/Recovery | ($84) | $1,054 | ($5,759) | ($67) | ($17) |
| Book Value per Share | $69.33 | $66.51 | $59.91 | $54.80 | $49.01 |
| Core Earnings Return on Equity | 14% | 16% | 16% | 17% | 17% |

- Core earnings, core earnings per share, and net effective spread are non-GAAP measures. For more information on the use of these non-GAAP measures, please see page 3. For a reconciliation of core earnings to GAAP net income attributable to common stockholders and core earnings per share to earnings per common share, and a reconciliation of net effective spread to GAAP net interest income, please refer to pages 28-29 of the Appendix.
- Book Value per Share excludes accumulated other comprehensive income.

24

FARMER MAC

*Financing Rural America®*

# Equity Capital Structure

| | | NYSE Ticker | Dividend Yield | Shares Outstanding |
|---|---|---|---|---|
| COMMON STOCK | CLASS A VOTING COMMON STOCK<br>• Ownership restricted to non-Farm Credit System financial institutions | AGM.A | 3.39% | 1.0 million |
| | CLASS B VOTING COMMON STOCK<br>• Ownership restricted to Farm Credit System institutions | -- | -- | 0.5 million |
| | CLASS C NON-VOTING COMMON STOCK<br>• No ownership restrictions | AGM | 3.50% | 9.3 million |
| PREFERRED STOCK | SERIES C FIXED-TO-FLOATING RATE NON-CUMULATIVE PREFERRED STOCK<br>• Option to redeem on any payment date on or after July 18, 2024<br>• Redemption Value: $25 per share | AGM.PR.C | 6.000% | 3.0 million |
| | SERIES D NON-CUMULATIVE PREFERRED STOCK<br>• Option to redeem on any payment date on or after July 17, 2024<br>• Redemption Value: $25 per share | AGM.PR.D | 5.700% | 4.0 million |
| | SERIES E NON-CUMULATIVE PREFERRED STOCK<br>• Option to redeem on any payment date on or after July 17, 2025<br>• Redemption Value: $25 per share | AGM.PR.E | 5.750% | 3.2 million |
| | SERIES F NON-CUMULATIVE PREFERRED STOCK<br>• Option to redeem on any payment date on or after October 17, 2025<br>• Redemption Value: $25 per share | AGM.PR.F | 5.250% | 4.8 million |
| | SERIES G NON-CUMULATIVE PREFERRED STOCK<br>• Option to redeem on any payment date on or after July 17, 2026<br>• Redemption Value: $25 per share | AGM.PR.G | 4.875% | 5.0 million |

- Common stock dividend annualized divided by quarter-end closing price
- Par value of annual dividend for preferred stock

25

FARMER MAC Funding Finance asset purchases with proceeds of debt issuances • 30 dealers • Match-funding provides for stable net effective spread and immaterial interest rate risk Farmer Mac’s debt securities carry privileges for certain holders • 20% capital risk weighting • Eligible collateral for Fed advances • Legal investments for many federally supervised financial institutions (banks, etc.) 26 Debt Securities Trade at Narrow Spreads to Comparable Maturity Treasuries MATURITY (YEARS) 3 5 7 10 SPREAD TO TREASURY (AS OF MARCH 31, 2022) 13 bps 17 bps 39 bps 60 bps

FARMER MAC World population is expected to grow to 9.8 billion by 2050 • Arable land per person is expected to decline over 40% from 2005 to 2050 USDA projects a 75% increase in total production and consumption of major field crops in the same period • 43% increase in world population • Higher protein diets as incomes in developing countries increase Productivity would need to nearly double by 2050 to feed the world “Demand Pull” Provides Sustained Growth Opportunity 3.0 9.8 0.43 0.18 0.00 0.05 0.10 0.15 0.20 0.25 0.30 0.35 0.40 0.45 0.50 0.0 2.0 4.0 6.0 8.0 10.0 12.0 1960 1970 1980 1990 2000 2010 2020 2030 2040 2050 A R A B L E L A N D P E R C A P IT A (h e c ta re in u s e p e r p e rs o n )W O R L D P O P U L A T IO N (i n b ill io n s ) World Population Arable Land per capita 27 (12) (13)

FARMER MAC Reconciliation of Net Income to Core Earnings 28 (in thousands) Q1 2022 2021 2020 2019 2018 Net income attributable to common stockholders 41,046$ 107,583$ 89,176$ 93,650$ 94,898$ Less reconciling items: Gains/(losses) on undesignated financial derivatives due to fair value changes 1,698 (5,103) (3,691) 10,077 7,959 Gains/(losses) on hedging activities due to fair value changes 2,024 (2,985) (10,019) (9,010) 4,449 Unrealized gains/(losses) on trading assets 94 (115) 51 326 81 Amortization of premiums/discounts and deferred gains on assets consolidated at fair value 20 130 58 (122) (461) Net effects of terminations or net settlements on financial derivatives and hedging activities 15,512 494 1,236 1,089 1,708 Issuance costs on retirement of preferred stock - - (1,667) (1,956) - Income tax effect related to reconciling items (4,063) 1,592 2,596 (496) (2,885) Sub-total 15,285 (5,987) (11,436) (92) 10,851 Core earnings 25,761$ 113,570$ 100,612$ 93,742$ 84,047$ Core Earnings by Period Ended • Issuance costs on retirement of preferred stock relates to the write-off of deferred issuance costs as a result of the retirement of Series A Preferred Stock and Series B Preferred Stock.

FARMER MAC Reconciliation of Net Interest Income to Net Effective Spread 29 2019 $ in thousands Dollars Yield Dollars Yield Dollars Yield Dollars Yield Dollars Yield Net interest income/yield 61,875$ 1.00% 220,775$ 0.94% 190,588$ 0.85% 173,135$ 0.87% 174,436$ 0.96% Net effects of consolidated trusts (1,018) 0.02% (4,864) 0.02% (6,601) 0.02% (7,669) 0.03% (6,757) 0.04% Expense related to undesignated financial derivatives (994) -0.02% 2,841 0.01% 3,468 0.02% (5,095) -0.03% (11,685) -0.07% Amortization of premiums/discounts on assets consolidated at fair value (16) 0.00% (45) 0.00% 197 0.00% 398 0.00% 417 0.01% Amortization of losses due to terminations or net settlements on financial derivatives and hedging activities 356 0.01% 446 0.00% 120 0.00% (68) 0.00% (275) 0.00% Fair Value Changes on fair value hedge relationships (2,364) -0.04% 1,515 0.01% 9,184 0.04% 7,907 0.04% (4,941) -0.03% Net Effective Spread 57,839$ 0.97% 220,668$ 0.98% 196,956$ 0.93% 168,608$ 0.91% 151,195$ 0.91% YTD 2022 For the Year Ended December 31, 2021 2020 2018

FARMER MAC Resources Footnote 1: USDA Economic Research Service year end 2021F balance sheet (https://data.ers.usda.gov/reports.aspx?ID=17835). Farm Sector Assets and Farm Sector Debt values are forecasted values for 2021 from USDA Economic Research Service. Footnote 2: Farmer’s Mac’s total includes outstanding business volume in the Agricultural Finance line of business. Market share represents Farmer Mac’s percentage of only Farm Sector Real Estate Debt outstanding. Footnote 3: Eligible ag real estate mortgage market structure shown includes the forecast for outstanding unpaid principal balance of first lien ag mortgage assets for December 31, 2021. Footnote 4: USDA, Economic Research Service U.S. and State-Level Farm Income and Wealth Statistic (https://www.ers.usda.gov/data- products/farm-income-and-wealth-statistics/data-files-us-and-state-level-farm-income-and-wealth-statistics/). Footnote 5: USDA, National Agricultural Statistics Service (as of August 2015). Historic values are not necessarily predictive of future results or outcomes. Footnote 6: FDIC Call Report Data & Farm Credit Funding Corp Annual Information Statements – Non-accrual real estate loans and accruing loans that are 90 days or more past due made by commercial and Farm Credit System banks (as of June 2020). Footnote 7: Delinquencies reflect Farmer Mac’s Agricultural Finance mortgage loan portfolio that are 90 days or more past due, in foreclosure, or in bankruptcy with at least one missed payment, excluding loans performing under either their original loan terms or a court-approved bankruptcy plan. Footnote 8: Kansas City Federal Reserve Agriculture Finance Databook (https://www.kansascityfed.org/agriculture/agfinance-updates/). Footnote 9: Banks’ charge-off rate is a percentage of agricultural loan assets. Footnote 10: Farm Credit Banks Funding Corporation Annual Information Statements; Farm Credit System’s charge-off rate is the percentage of total loans and guarantees. Footnote 11: Farmer Mac’s charge-off rate is the percentage of total loans and guarantees. Footnote 12: USDA, Economic Research Service Global Drivers of Agricultural Demand and Supply, September 2014. Footnote 13: Food and Agriculture Organization of the United Nations, “World Agriculture Towards 2030/2050,” June 2012. 30